                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96274) of Tatham Offshore, Inc. of our report dated September 28, 1999 relating to the financial statements, which appears on page F-2 in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
---------------------------------
PRICEWATERHOUSECOOPERS LLP

Houston, Texas
September 28, 1998